Exhibit 99.1

The Habit Restaurants, Inc. Provides Preliminary Estimates for Results of Operations for the First Quarter of 2015

IRVINE, CA – April 7, 2015 – The Habit Restaurants, Inc. (Nasdaq: HABT) (“The Habit” or the “Company”) today announced the following preliminary estimates on its results of operations for the quarter ended March 31, 2015:

•	The Company estimates that total revenue will range between $54.3 million and $54.5 million for the quarter ended March 31, 2015.

•	Comparable restaurant sales are estimated to have increased between 12.4% and 12.6% for the quarter ended March 31, 2015.

Preliminary results remain subject to the completion of normal quarter-end accounting procedures and adjustments and are subject to change. The Company expects to release financial and operating results for the quarter ended March 31, 2015 on or around May 1, 2015.

About The Habit Restaurants, Inc.

The Habit Burger Grill is a fast casual restaurant concept that specializes in preparing fresh, made-to-order char-grilled burgers and sandwiches featuring USDA choice tri-tip steak, grilled chicken and sushi-grade albacore tuna cooked over an open flame. The first Habit opened in Santa Barbara, California in 1969, and the Company now has over 100 restaurants in 10 markets throughout California, Arizona, Utah and New Jersey.

Contacts

Investors:

(949) 943-8692

HabitIR@habitburger.com

Media:

(949) 943-8691

Media@habitburger.com

The following definitions apply to these terms as used in this release:

Comparable restaurant sales reflect the change in year-over-year sales in our comparable restaurant base. A restaurant enters our comparable restaurant base in the accounting period following its 18th full period of operations.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements because they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “outlook,” “potential,” “project,” “projection,” “plan,” “intend,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. They appear in a number of places throughout this press release and include statements regarding our intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected.

While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our final prospectus related to our initial public offering dated November 19, 2014, including the sections thereof captioned “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors.” These filings and future filings are available online at www.sec.gov, ir.habitburger.com or upon request from The Habit Burger Grill. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the ways that we expect. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.